Supplement, dated January 18, 2007, to the
             Statement of Additional Information, dated May 1, 2006,
                   for Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
                  Seligman Capital Portfolio (the "Portfolio")


This Supplement supersedes and replaces the supplement, dated November 16, 2006, to the Fund's Statement of Additional Information, dated May 1, 2006 (the "SAI"). The change described below is effective immediately.

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's SAI.

The first sentence under the caption "Investment Strategies and Risk - Foreign Investment Risk Factors" on page 5 of the SAI is hereby superseded and replaced with the following:

Each of the Portfolios may invest up to 10% of total assets in foreign securities (except Seligman Global Technology Portfolio and Seligman International Growth Portfolio, which may invest up to 100% of their total assets in foreign securities), except that this 10% limit does not apply to (i) foreign securities held through Depositary Receipts which are traded in the US or to commercial paper and certificates of deposit issued by foreign banks, or
(ii) Seligman Capital Portfolio, the 10% limit of which is described in the Fund's Prospectuses.